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                                                                    EXHIBIT 10.9

                               AMENDMENT NO. 1 TO
                                 THE GAP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

The Gap, Inc., having adopted The Gap, Inc. Employee Stock Purchase Plan (the "Plan") effective as of December 1, 1994, hereby amends the Plan, effective as of May 1, 1997, as follows:

  1.  Section 2.8 is hereby amended in its entirety to read as follows:

        "Eligible Employee" means every Employee of an Employer, except any
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        Employee who, immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code).

  IN WITNESS WHEREOF, The Gap, Inc., by its duly authorized officer, has executed this Amendment No. 1 as of the date indicated below.


                                        THE GAP, INC.


Date:  May 1, 1997                      By /s/  Richard S. McKinley
                                           ------------------------------------
                                           Chairman,  Global Benefits Committee